UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01    Entry into a Material Agreement.

On November 14, 2024, Portland General Electric Company (“PGE” or the “Company”) entered into an unsecured Credit Agreement (the “Credit Agreement”) among the Company, as Borrower, U.S. Bank National Association, as Administrative Agent and Lender, and CoBank, ACB, as Syndication Agent and Lender (collectively, the “Lenders”). The Credit Agreement, which expires on November 17, 2025, has an Aggregate Commitment of $300 million, with any outstanding balance due and payable on such date. Draws under the Aggregate Commitment may be made through the four-month anniversary of the Credit Agreement.

Pursuant to the Credit Agreement, on November 14, 2024, PGE obtained a term loan from the Lenders in the aggregate principal of $220 million. The term loan bears interest for the relevant interest period at the Term Secured Overnight Financing Rate (SOFR) Screen Rate plus the SOFR Adjustment Rate of 10 basis points and Applicable Margin of 80 basis points. The interest rate is subject to adjustment pursuant to the terms of the loan. The term loan is prepayable, in whole or in part, without penalty, at any time. The Company expects to use a portion of the proceeds of the term loan to repay in full an existing $80 million First Mortgage Bond that matures on November 15, 2024 and pay certain administrative expenses related to the transaction, with the remainder of the proceeds available for general corporate purposes. The term loan will be classified as long-term debt on PGE’s consolidated balance sheet.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.
10.1
Credit Agreement dated as of November 14, 2024 among Portland General Electric Company, the Borrower; the Lenders; U.S. Bank National Association, as Administrative Agent; and CoBank, ACB as Syndication Agent.

104	Cover page information from Portland General Electric Company’s Current Report on Form 8-K filed November 14, 2024, formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	November 14, 2024	By:	/s/ Joseph R. Trpik
Joseph R. Trpik
Senior Vice President, Finance and Chief Financial Officer
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